Second Quarter 2022
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated July 18, 2022, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2022		2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$110,214	$95,127	$97,219	$96,665	$96,329
Total interest expense	8,043	6,945	7,464	8,189	9,766
Net interest income	102,171	88,182	89,755	88,476	86,563
Total noninterest income	33,214	41,392	53,219	59,006	49,300
Total noninterest expense	96,997	89,272	90,902	95,007	92,960
Earnings before income taxes and provisions for credit losses	38,388	40,302	52,072	52,475	42,903
Provisions for credit losses	12,318	(4,247)	(10,769)	(2,531)	(13,839)
Income tax expense	6,717	9,313	14,006	9,716	13,440
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation(c)	$19,345	$35,236	$48,827	$45,290	$43,294
Net interest income (tax-equivalent basis)	$102,926	$88,932	$90,537	$89,230	$87,321
Adjusted net income*	$30,051	$35,365	$42,551	$42,699	$42,317
Adjusted pre-tax, pre-provision earnings*	$52,856	$40,476	$43,573	$51,240	$41,357
Per Common Share
Diluted net income	$0.41	$0.74	$1.02	$0.94	$0.90
Adjusted diluted net income*	0.64	0.74	0.89	0.89	0.88
Book value	28.15	29.06	30.13	29.36	28.96
Tangible book value*	22.67	23.62	24.67	23.90	23.43
Adjusted tangible book value*	25.24	25.12	24.55	23.63	23.04
Weighted average number of shares outstanding - fully diluted	47,211,650	47,723,902	47,896,715	48,007,147	47,993,773
Period-end number of shares	46,881,896	47,487,874	47,549,241	47,707,634	47,360,950
Selected Balance Sheet Data
Cash and cash equivalents	$872,861	$1,743,311	$1,797,740	$1,324,564	$1,717,097
Loans held for investment (HFI)	8,624,337	8,004,976	7,604,662	7,294,674	7,198,954
Allowance for credit losses(a)	(126,272)	(120,049)	(125,559)	(139,446)	(144,663)
Mortgage loans held for sale	222,400	318,549	672,924	755,210	697,407
Commercial loans held for sale	37,815	78,179	79,299	100,496	124,122
Investment securities, at fair value	1,621,344	1,686,738	1,681,892	1,577,337	1,409,175
Other real estate owned, net	9,398	9,721	9,777	10,015	11,986
Total assets	12,193,862	12,674,191	12,597,686	11,810,290	11,918,367
Interest-bearing deposits	7,644,035	8,208,580	8,096,683	7,462,349	7,718,974
Noninterest-bearing deposits	2,895,520	2,787,698	2,740,214	2,609,569	2,484,982
Total deposits	10,539,555	10,996,278	10,836,897	10,071,918	10,203,956
Borrowings	159,067	155,733	171,778	172,710	183,962
Total common shareholders' equity	1,319,852	1,379,776	1,432,602	1,400,913	1,371,721
Selected Ratios
Return on average:
Assets	0.62%	1.13%	1.60%	1.51%	1.46%
Shareholders' equity	5.74%	10.1%	13.7%	12.9%	13.0%
Tangible common equity*	7.09%	12.4%	16.8%	15.9%	16.1%
Average shareholders' equity to average assets	10.9%	11.2%	11.7%	11.7%	11.3%
Net interest margin (NIM) (tax-equivalent basis)	3.52%	3.04%	3.19%	3.20%	3.18%
Efficiency ratio (GAAP)	71.6%	68.9%	63.6%	64.4%	68.4%
Core efficiency ratio (tax-equivalent basis)*	61.1%	68.1%	67.0%	64.7%	68.9%
Loans HFI to deposit ratio	81.8%	72.8%	70.2%	72.4%	70.6%
Total loans to deposit ratio	84.3%	76.4%	77.1%	80.9%	78.6%
Noninterest-bearing deposits to total deposits	27.5%	25.4%	25.3%	25.9%	24.4%
Yield on interest-earning assets	3.80%	3.28%	3.45%	3.49%	3.53%
Cost of interest-bearing liabilities	0.40%	0.34%	0.38%	0.42%	0.49%
Cost of total deposits	0.25%	0.20%	0.22%	0.26%	0.31%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(a)	1.46%	1.50%	1.65%	1.91%	2.01%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.09%	(0.03)%	0.12%	0.13%	0.02%
Nonperforming loans HFI as a percentage of total loans HFI	0.51%	0.51%	0.62%	0.59%	0.83%
Nonperforming assets as a percentage of total assets	0.46%	0.44%	0.50%	0.50%	0.66%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	10.8%	10.9%	11.4%	11.9%	11.5%
Tangible common equity to tangible assets*	8.90%	9.03%	9.51%	9.87%	9.52%
Tier 1 capital (to average assets)	10.2%	10.2%	10.5%	10.4%	10.1%
Tier 1 capital (to risk-weighted assets)(b)	11.7%	12.3%	12.6%	12.7%	12.7%
Total capital (to risk-weighted assets)(b)	13.6%	14.2%	14.5%	14.6%	14.9%
Common equity Tier 1 (to risk-weighted assets) (CET1)(b)	11.5%	12.0%	12.3%	12.4%	12.4%
(a) Excludes reserve for credit losses on unfunded commitments of $20,399, $16,262, $14,380, $13,503, and $13,202 recorded in accrued expenses and other liabilities as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.
(b) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(c) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the second quarter of 2022 and the fourth and second quarters of 2021.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	4

Consolidated Statements of Income
For the Quarter Ended
(Unaudited)
(In Thousands, Except Share Data and %)
						Q2 2022	Q2 2022
						vs.	vs.
	2022		2021			Q1 2022	Q2 2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$99,655	$86,864	$89,996	$89,993	$89,861	14.7%	10.9%
Interest on securities
Taxable	6,499	5,420	4,534	3,989	3,844	19.9%	69.1%
Tax-exempt	1,842	1,866	1,885	1,883	1,933	(1.29)%	(4.71)%
Other	2,218	977	804	800	691	127.0%	221.0%
Total interest income	110,214	95,127	97,219	96,665	96,329	15.9%	14.4%
Interest expense:
Deposits	6,591	5,462	5,848	6,596	7,919	20.7%	(16.8)%
Borrowings	1,452	1,483	1,616	1,593	1,847	(2.09)%	(21.4)%
Total interest expense	8,043	6,945	7,464	8,189	9,766	15.8%	(17.6)%
Net interest income	102,171	88,182	89,755	88,476	86,563	15.9%	18.0%
Provision for credit losses	8,181	(6,129)	(11,646)	(2,832)	(12,885)	(233.5)%	(163.5)%
Provision for credit losses on unfunded commitments	4,137	1,882	877	301	(954)	119.8%	(533.6)%
Net interest income after provisions for credit losses	89,853	92,429	100,524	91,007	100,402	(2.79)%	(10.5)%
Noninterest income:
Mortgage banking income	22,559	29,531	31,350	45,384	35,499	(23.6)%	(36.5)%
Service charges on deposit accounts	2,908	2,914	2,817	2,612	2,266	(0.21)%	28.3%
ATM and interchange fees	5,353	5,087	5,310	4,868	5,381	5.23%	(0.52)%
Investment services and trust income	2,275	2,132	1,040	2,511	2,999	6.71%	(24.1)%
(Loss) gain from securities, net	(109)	(152)	46	51	144	(28.3)%	(175.7)%
(Loss) gain on sales or write-downs of other real estate owned	(26)	(498)	26	2,005	(23)	(94.8)%	13.0%
Gain (loss) from other assets	18	64	161	177	(4)	(71.9)%	(550.0)%
Other income	236	2,314	12,469	1,398	3,038	(89.8)%	(92.2)%
Total noninterest income	33,214	41,392	53,219	59,006	49,300	(19.8)%	(32.6)%
Total revenue	135,385	129,574	142,974	147,482	135,863	4.48%	(0.35)%
Noninterest expenses:
Salaries, commissions and employee benefits	55,181	59,443	58,562	62,818	62,367	(7.17)%	(11.5)%
Occupancy and equipment expense	5,853	5,403	5,549	5,979	5,356	8.33%	9.28%
Legal and professional fees	3,116	2,607	2,460	2,177	2,090	19.5%	49.1%
Data processing	2,404	2,481	2,531	2,595	2,542	(3.10)%	(5.43)%
Amortization of core deposits and other intangibles	1,194	1,244	1,295	1,344	1,394	(4.02)%	(14.3)%
Advertising	2,031	4,033	3,909	4,200	3,559	(49.6)%	(42.9)%
Mortgage restructuring expense	12,458	—	—	—	—	100.0%	100.0%
Other expense	14,760	14,061	16,596	15,894	15,652	4.97%	(5.70)%
Total noninterest expense	96,997	89,272	90,902	95,007	92,960	8.65%	4.34%
Income before income taxes	26,070	44,549	62,841	55,006	56,742	(41.5)%	(54.1)%
Income tax expense	6,717	9,313	14,006	9,716	13,440	(27.9)%	(50.0)%
Net income applicable to FB Financial Corporation and noncontrolling interest	19,353	35,236	48,835	45,290	43,302	(45.1)%	(55.3)%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$19,345	$35,236	$48,827	$45,290	$43,294	(45.1)%	(55.3)%
Weighted average common shares outstanding:
Basic	47,111,055	47,530,520	47,683,682	47,412,214	47,351,969	(0.88)%	(0.51)%
Fully diluted	47,211,650	47,723,902	47,896,715	48,007,147	47,993,773	(1.07)%	(1.63)%
Earnings per common share:
Basic	$0.41	$0.74	$1.02	$0.96	$0.91	(44.6)%	(54.9)%
Fully diluted	0.41	0.74	1.02	0.94	0.90	(44.6)%	(54.4)%
Fully diluted - adjusted*	0.64	0.74	0.89	0.89	0.88	(13.5)%	(27.3)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2022
	For the Six Months Ended		vs.
	June 30,		2021
	2022	2021	Percent variance
Interest income:
Interest and fees on loans	$186,519	$179,273	4.04%
Interest on securities
Taxable	11,919	6,663	78.9%
Tax-exempt	3,708	3,889	(4.65)%
Other	3,195	1,289	147.9%
Total interest income	205,341	191,114	7.44%
Interest expense:
Deposits	12,053	17,745	(32.1)%
Borrowings	2,935	4,230	(30.6)%
Total interest expense	14,988	21,975	(31.8)%
Net interest income	190,353	169,139	12.5%
Provision for credit losses	2,052	(24,517)	(108.4)%
Provision for credit losses on unfunded commitments	6,019	(3,176)	(289.5)%
Net interest income after provisions for credit losses	182,282	196,832	(7.39)%
Noninterest income:
Mortgage banking income	52,090	90,831	(42.7)%
Service charges on deposit accounts	5,822	4,605	26.4%
ATM and interchange fees	10,440	9,722	7.39%
Investment services and trust income	4,407	5,007	(12.0)%
(Loss) gain from securities, net	(261)	227	(215.0)%
(Loss) gain on sales or write-downs of other real estate owned	(524)	473	(210.8)%
Gain (loss) from other assets	82	(15)	646.7%
Other income	2,550	5,180	(50.8)%
Total noninterest income	74,606	116,030	(35.7)%
Total revenue	264,959	285,169	(7.09)%
Noninterest expenses:
Salaries, commissions and employee benefits	114,624	126,938	(9.70)%
Occupancy and equipment expense	11,256	11,205	0.46%
Legal and professional fees	5,723	4,524	26.5%
Data processing	4,885	4,861	0.49%
Amortization of core deposit and other intangibles	2,438	2,834	(14.0)%
Advertising	6,064	5,812	4.34%
Mortgage restructuring expense	12,458	—	100.0%
Other expense	28,821	31,484	(8.46)%
Total noninterest expense	186,269	187,658	(0.74)%
Income before income taxes	70,619	125,204	(43.6)%
Income tax expense	16,030	29,028	(44.8)%
Net income applicable to noncontrolling interest and FB Financial Corporation	54,589	96,176	(43.2)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$54,581	$96,168	(43.2)%
Weighted average common shares outstanding:
Basic	47,320,784	47,312,312	—%
Fully diluted	47,466,291	47,976,533	(1.06)%
Earnings per common share:
Basic	$1.15	$2.03	(43.3)%
Fully diluted	1.15	2.00	(42.6)%
*This measure is considered a non-GAAP financial measure. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q2 2022	Q2 2022
						vs.	vs.
	2022		2021			Q1 2022	Q2 2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$79,402	$61,637	$91,333	$100,568	$60,908	115.6%	30.4%
Federal funds sold and reverse repurchase agreements	233,588	134,763	128,087	145,333	59,321	294.1%	293.8%
Interest-bearing deposits in financial institutions	559,871	1,546,911	1,578,320	1,078,663	1,596,868	(255.9)%	(64.9)%
Cash and cash equivalents	872,861	1,743,311	1,797,740	1,324,564	1,717,097	(200.3)%	(49.2)%
Investments:
Available-for-sale debt securities, at fair value	1,618,241	1,683,525	1,678,525	1,572,558	1,404,372	(15.6)%	15.2%
Equity securities, at fair value	3,103	3,213	3,367	4,779	4,803	(13.7)%	(35.4)%
Federal Home Loan Bank stock, at cost	34,581	34,433	32,217	27,601	29,411	1.72%	17.6%
Mortgage loans held for sale, at fair value	222,400	318,549	672,924	755,210	697,407	(121.1)%	(68.1)%
Commercial loans held for sale, at fair value	37,815	78,179	79,299	100,496	124,122	(207.1)%	(69.5)%
Loans held for investment	8,624,337	8,004,976	7,604,662	7,294,674	7,198,954	31.0%	19.8%
Less: allowance for credit losses	126,272	120,049	125,559	139,446	144,663	20.8%	(12.7)%
Net loans	8,498,065	7,884,927	7,479,103	7,155,228	7,054,291	31.2%	20.5%
Premises and equipment, net	142,474	142,550	143,739	144,737	142,596	(0.21)%	(0.09)%
Other real estate owned, net	9,398	9,721	9,777	10,015	11,986	(13.3)%	(21.6)%
Operating lease right-of-use assets	41,070	41,037	41,686	44,006	45,423	0.32%	(9.58)%
Interest receivable	40,393	39,069	38,528	41,393	42,083	13.6%	(4.02)%
Mortgage servicing rights, at fair value	158,678	144,675	115,512	110,591	101,615	38.8%	56.2%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	14,515	15,709	16,953	18,248	19,592	(30.5)%	(25.9)%
Bank-owned life insurance	74,605	74,232	73,519	73,122	72,760	2.02%	2.54%
Other assets	183,102	218,500	172,236	185,181	208,248	(65.0)%	(12.1)%
Total assets	$12,193,862	$12,674,191	$12,597,686	$11,810,290	$11,918,367	(15.2)%	2.31%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,895,520	$2,787,698	$2,740,214	$2,609,569	$2,484,982	15.5%	16.5%
Interest-bearing checking	3,338,561	3,639,779	3,418,666	2,850,795	3,015,253	(33.2)%	10.7%
Money market and savings	3,127,716	3,513,485	3,546,936	3,424,065	3,421,281	(44.0)%	(8.58)%
Customer time deposits	1,171,941	1,046,899	1,103,594	1,159,472	1,241,540	47.9%	(5.61)%
Brokered and internet time deposits	5,817	8,417	27,487	28,017	40,900	(123.9)%	(85.8)%
Total deposits	10,539,555	10,996,278	10,836,897	10,071,918	10,203,956	(16.7)%	3.29%
Borrowings	159,067	155,733	171,778	172,710	183,962	8.59%	(13.5)%
Operating lease liabilities	45,917	45,528	46,367	48,875	50,396	3.43%	(8.89)%
Accrued expenses and other liabilities	129,378	96,783	109,949	115,781	108,239	135.1%	19.53%
Total liabilities	10,873,917	11,294,322	11,164,991	10,409,284	10,546,553	(14.9)%	3.10%
Shareholders' equity:
Common stock, $1 par value	46,882	47,488	47,549	47,708	47,361	(5.12)%	(1.01)%
Additional paid-in capital	864,614	888,168	892,529	897,428	902,782	(10.6)%	(4.23)%
Retained earnings	528,851	515,664	486,666	443,140	403,173	10.3%	31.2%
Accumulated other comprehensive (loss) income, net	(120,495)	(71,544)	5,858	12,637	18,405	274.4%	(754.7)%
Total common shareholders' equity	1,319,852	1,379,776	1,432,602	1,400,913	1,371,721	(17.4)%	(3.78)%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,319,945	1,379,869	1,432,695	1,401,006	1,371,814	(17.4)%	(3.78)%
Total liabilities and shareholders' equity	$12,193,862	$12,674,191	$12,597,686	$11,810,290	$11,918,367	(15.2)%	2.31%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	June 30, 2022			March 31, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$8,323,778	$96,692	4.66%	$7,762,566	$82,463	4.31%
Mortgage loans held for sale(b)	215,779	2,350	4.37%	470,005	3,566	3.08%
Commercial loans held for sale	56,460	718	5.10%	78,567	928	4.79%
Securities:(b)
Taxable	1,474,999	6,499	1.77%	1,380,897	5,420	1.59%
Tax-exempt(a)	307,719	2,492	3.25%	318,849	2,523	3.21%
Total securities(a)	1,782,718	8,991	2.02%	1,699,746	7,943	1.90%
Federal funds sold and reverse repurchase agreements	221,929	421	0.76%	206,829	192	0.38%
Interest-bearing deposits with other financial institutions	1,081,474	1,551	0.58%	1,599,991	638	0.16%
FHLB stock	34,536	246	2.86%	32,894	147	1.81%
Total interest-earning assets(a)	11,716,674	110,969	3.80%	11,850,598	95,877	3.28%
Noninterest-earning assets:
Cash and due from banks	91,230			93,419
Allowance for credit losses	(120,297)			(125,980)
Other assets	739,872			823,452
Total noninterest-earning assets	710,805			790,891
Total assets	$12,427,479			$12,641,489
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,415,135	$3,285	0.39%	$3,559,755	$2,457	0.28%
Money market(c)	2,842,026	1,416	0.20%	3,017,746	1,572	0.21%
Savings deposits	508,511	68	0.05%	487,945	64	0.05%
Customer time deposits(c)	1,129,668	1,798	0.64%	1,077,386	1,320	0.50%
Brokered and internet time deposits(c)	6,387	24	1.51%	16,065	49	1.24%
Time deposits	1,136,055	1,822	0.64%	1,093,451	1,369	0.51%
Total interest-bearing deposits	7,901,727	6,591	0.33%	8,158,897	5,462	0.27%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,233	12	0.18%	30,056	14	0.19%
Subordinated debt	129,691	1,434	4.43%	129,578	1,460	4.57%
Other borrowings	1,480	6	1.63%	1,502	9	2.43%
Total other interest-bearing liabilities	158,404	1,452	3.68%	161,136	1,483	3.73%
Total interest-bearing liabilities	8,060,131	8,043	0.40%	8,320,033	6,945	0.34%
Noninterest-bearing liabilities:
Demand deposits	2,879,662			2,767,087
Other liabilities	134,892			138,291
Total noninterest-bearing liabilities	3,014,554			2,905,378
Total liabilities	11,074,685			11,225,411
Total common shareholders' equity	1,352,701			1,415,985
Noncontrolling interest	93			93
Total equity	1,352,794			1,416,078
Total liabilities and shareholders' equity	$12,427,479			$12,641,489
Net interest income(a)		$102,926			$88,932
Interest rate spread(a)			3.40%			2.94%
Net interest margin(a)			3.52%			3.04%
Cost of total deposits			0.25%			0.20%
Average interest-earning assets to average interest-bearing liabilities			145.4%			142.4%
Tax-equivalent adjustment		$755			$750
Loans HFI yield components:
Contractual interest rate(a)		$88,005	4.24%		$79,789	4.12%
Origination and other loan fee income		6,927	0.33%		4,982	0.26%
Accretion (amortization) on purchased loans		64	—%		(2,352)	(0.12)%
Nonaccrual interest		546	0.03%		1,044	0.05%
Syndication fee income		1,150	0.06%		—	—%
Total loans HFI yield		$96,692	4.66%		$82,463	4.31%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $932 and $932 of interest rate premium accretion on money market deposits, $207 and $248 of interest rate premium accretion on customer time deposits and $11 and $42 of interest rate premium accretion on brokered and internet deposits for the three months ended June 30, 2022 and March 31, 2022, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2021			September 30, 2021			June 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,452,342	$84,315	4.49%	$7,245,313	$84,115	4.61%	$7,085,300	$83,364	4.72%
Mortgage loans held for sale(b)	700,044	4,765	2.70%	709,654	4,687	2.62%	726,782	4,948	2.73%
Commercial loans held for sale	87,568	1,033	4.68%	108,863	1,282	4.67%	152,699	1,626	4.27%
Securities:(b)
Taxable	1,270,749	4,534	1.42%	1,117,647	3,989	1.42%	976,170	3,844	1.58%
Tax-exempt(a)	318,579	2,550	3.18%	311,151	2,546	3.25%	323,902	2,614	3.24%
Total securities(a)	1,589,328	7,084	1.77%	1,428,798	6,535	1.81%	1,300,072	6,458	1.99%
Federal funds sold	129,379	183	0.56%	145,315	135	0.37%	106,257	41	0.15%
Interest-bearing deposits with other financial institutions	1,280,183	479	0.15%	1,404,772	508	0.14%	1,614,106	494	0.12%
FHLB stock	28,525	142	1.98%	28,422	157	2.19%	31,731	156	1.97%
Total interest-earning assets(a)	11,267,369	98,001	3.45%	11,071,137	97,419	3.49%	11,016,947	97,087	3.53%
Noninterest-earning assets:
Cash and due from banks	102,398			107,263			134,501
Allowance for credit losses	(139,684)			(144,652)			(157,990)
Other assets	855,734			881,314			906,992
Total noninterest-earning assets	818,448			843,925			883,503
Total assets	$12,085,817			$11,915,062			$11,900,450
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,983,741	$2,169	0.29%	$2,937,273	$2,298	0.31%	$3,027,435	$2,689	0.36%
Money market(e)	3,017,574	2,053	0.27%	2,997,595	2,322	0.31%	2,960,264	2,816	0.38%
Savings deposits	463,002	63	0.05%	439,470	60	0.05%	411,711	57	0.06%
Customer time deposits(e)	1,123,955	1,492	0.53%	1,200,760	1,840	0.61%	1,291,125	2,016	0.63%
Brokered and internet time deposits(e)	27,812	71	1.01%	32,009	76	0.94%	39,860	341	3.43%
Time deposits	1,151,767	1,563	0.54%	1,232,769	1,916	0.62%	1,330,985	2,357	0.71%
Total interest-bearing deposits	7,616,084	5,848	0.30%	7,607,107	6,596	0.34%	7,730,395	7,919	0.41%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	41,338	21	0.20%	40,437	20	0.20%	32,543	21	0.26%
Subordinated debt(f)	129,493	1,591	4.87%	129,395	1,565	4.80%	149,155	1,819	4.89%
Other borrowings	1,525	4	1.04%	1,547	8	2.05%	1,569	7	1.79%
Total other interest-bearing liabilities	172,356	1,616	3.72%	171,379	1,593	3.69%	183,267	1,847	4.04%
Total interest-bearing liabilities	7,788,440	7,464	0.38%	7,778,486	8,189	0.42%	7,913,662	9,766	0.49%
Noninterest-bearing liabilities:
Demand deposits	2,747,394			2,596,650			2,484,176
Other liabilities	137,903			150,632			162,581
Total noninterest-bearing liabilities	2,885,297			2,747,282			2,646,757
Total liabilities	10,673,737			10,525,768			10,560,419
Total common shareholders' equity	1,411,987			1,389,201			1,339,938
Noncontrolling interest	93			93			93
Total equity	1,412,080			1,389,294			1,340,031
Total liabilities and shareholders' equity	$12,085,817			$11,915,062			$11,900,450
Net interest income(a)		$90,537			$89,230			$87,321
Interest rate spread(a)			3.07%			3.07%			3.04%
Net interest margin(a)			3.19%			3.20%			3.18%
Cost of total deposits			0.22%			0.26%			0.31%
Average interest-earning assets to average interest-bearing liabilities			144.7%			142.3%			139.2%
Tax-equivalent adjustment		$782			$754			$758
Loans HFI yield components:
Contractual interest rate(a)(c)		$78,324	4.17%		$77,150	4.23%		$76,127	4.31%
Origination and other loan fee income(c)		6,084	0.33%		6,377	0.35%		6,928	0.39%
(Amortization) accretion on purchased loans		(726)	(0.04)%		157	0.01%		(226)	(0.01)%
Nonaccrual interest		633	0.03%		431	0.02%		535	0.03%
Total loans HFI yield		$84,315	4.49%		$84,115	4.61%		$83,364	4.72%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $16, $82, and $290 of loan contractual interest and $137, $441, and $1,098, of loan fees related to PPP loans for the three months ended December 31, 2021 September 30, 2021, and June 30, 2021, respectively.
(d) Includes $6,829, $33,002, and $117,397 of average PPP loan balances for the three months ended December 31, 2021 September 30, 2021, and June 30, 2021, respectively.
(e) Includes $932, $931, and $932 of interest rate premium accretion on money market deposits, $316, $426, and $625 of interest rate premium accretion on customer time deposits, and $83, $99, and $127 of interest rate premium accretion on brokered and internet deposits for the three months ended December 31, 2021 September 30, 2021, and June 30, 2021 respectively.
(f) Includes $0, $0, and $114 of interest rate premium accretion on subordinated debt for the three months ended December 31, 2021 September 30, 2021, and June 30, 2021 respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Six Months Ended			Six Months Ended
	June 30, 2022			June 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$8,044,722	$179,155	4.49%	$7,043,092	$166,431	4.77%
Mortgage loans held for sale(b)	342,190	5,916	3.49%	687,635	9,238	2.71%
Commercial loans held for sale	67,452	1,646	4.92%	175,135	3,783	4.36%
Securities:(b)
Taxable	1,428,342	11,919	1.68%	903,830	6,663	1.49%
Tax-exempt(a)	313,254	5,015	3.23%	329,074	5,260	3.22%
Total securities(a)	1,741,596	16,934	1.96%	1,232,904	11,923	1.95%
Federal funds sold and reverse repurchase agreements	214,421	613	0.58%	119,959	61	0.10%
Interest-bearing deposits with other financial institutions	1,342,639	2,189	0.33%	1,521,162	915	0.12%
FHLB stock	33,719	393	2.35%	31,597	313	2.00%
Total interest-earning assets(a)	11,786,739	206,846	3.54%	10,811,484	192,664	3.59%
Noninterest-earning assets:
Cash and due from banks	92,318			153,523
Allowance for loan losses	(123,072)			(164,648)
Other assets	777,475			900,592
Total noninterest-earning assets	746,721			889,467
Total assets	$12,533,460			$11,700,951
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,487,046	$5,742	0.33%	$2,887,671	$5,707	0.40%
Money market(e)	2,929,401	2,988	0.21%	2,939,177	6,431	0.44%
Savings deposits	498,285	132	0.05%	390,772	110	0.06%
Customer time deposits(e)	1,103,672	3,118	0.57%	1,332,868	5,052	0.76%
Brokered and internet time deposits(e)	11,200	73	1.31%	40,060	445	2.24%
Time deposits	1,114,872	3,191	0.58%	1,372,928	5,497	0.81%
Total interest-bearing deposits	8,029,604	12,053	0.30%	7,590,548	17,745	0.47%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	28,637	26	0.18%	31,946	57	0.36%
Subordinated debt(f)	129,642	2,894	4.50%	168,965	4,160	4.96%
Other borrowings	1,491	15	2.03%	3,734	13	0.70%
Total other interest-bearing liabilities	159,770	2,935	3.70%	204,645	4,230	4.17%
Total interest-bearing liabilities	8,189,374	14,988	0.37%	7,795,193	21,975	0.57%
Noninterest-bearing liabilities:
Demand deposits	2,823,685			2,416,869
Other liabilities	136,039			166,849
Total noninterest-bearing liabilities	2,959,724			2,583,718
Total liabilities	11,149,098			10,378,911
Total common shareholders' equity	1,384,269			1,321,947
Noncontrolling interest	93			93
Total equity	1,384,362			1,322,040
Total liabilities and shareholders' equity	$12,533,460			$11,700,951
Net interest income(a)		$191,858			$170,689
Interest rate spread(a)			3.17%			3.02%
Net interest margin(a)			3.28%			3.18%
Cost of total deposits			0.22%			0.36%
Average interest-earning assets to average interest-bearing liabilities			143.9%			138.7%
Tax equivalent adjustment		$1,505			$1,550
Loans HFI yield components:
Contractual interest rate(a)(c)		$166,794	4.18%		$151,955	4.35%
Origination and other loan fee income(c)		11,909	0.30%		13,568	0.39%
Amortization on purchased loans		(2,288)	(0.06)%		(284)	(0.01)%
Nonaccrual interest		1,590	0.04%		1,192	0.04%
Syndication fee income		1,150	0.03%		—	—%
Total loans HFI yield		$179,155	4.49%		$166,431	4.77%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $11 and $716 of loan contractual interest and $0 and $2,696 of loan fees related to PPP loans for the six months ended June 30, 2022 and 2021 .
(d) Includes $2,192 and $144,615 of average PPP loan balances during the six months ended June 30, 2022 and 2021.
(e) Includes $1,864 and $1,864 of interest rate premium accretion on money market deposits, $455 and $1,435 of interest rate mark accretion on customer time deposits and $53 and $280 of interest rate mark accretion on brokered and internet deposits for the six months ended June 30, 2022 and 2021, respectively.
(f) Includes $0 and $369 interest rate premium accretion on subordinated debt for the six months ended June 30, 2022 and 2021, respectively.

FB Financial Corporation	10

Loans and Deposits by Market
(Unaudited)
(In Thousands)

	2022		2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan	$7,005,014	$6,470,116	$6,127,930	$5,863,563	$5,752,482
Community	682,134	704,254	738,249	745,796	767,001
Specialty lending and other	937,189	830,606	738,483	685,315	679,471
Total	$8,624,337	$8,004,976	$7,604,662	$7,294,674	$7,198,954
Deposits by market
Metropolitan	$6,670,308	$7,007,149	$6,981,639	$5,918,924	$6,133,823
Community	2,624,380	2,580,610	2,436,548	2,269,511	2,246,922
Mortgage and other(a)	1,244,867	1,408,519	1,418,710	1,883,483	1,823,211
Total	$10,539,555	$10,996,278	$10,836,897	$10,071,918	$10,203,956
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022		2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$102,171	$88,184	$89,616	$88,576	$86,553
Provisions for credit losses	12,318	(4,247)	(10,769)	(2,531)	(13,839)
Noninterest income	10,699	11,983	21,850	13,823	14,002
Other noninterest expense	59,320	59,584	60,104	58,777	58,194
Pre-tax income after allocations	$41,232	$44,830	$62,131	$46,153	$56,200
Total assets	$11,469,762	$11,890,847	$11,540,560	$10,712,281	$10,908,107
Intracompany funding income included in net interest income	4,850	5,666	6,325	6,075	6,110
Core efficiency ratio*	51.3%	58.7%	57.5%	57.9%	58.6%
Mortgage segment
Net interest income	$—	$(2)	$139	$(100)	$10
Mortgage banking income	22,559	29,531	31,350	45,384	35,499
Other noninterest income	(44)	(122)	19	(201)	(201)
Mortgage restructuring expense	12,458	—	—	—	—
Other noninterest expense	25,219	29,688	30,798	36,230	34,766
Direct (loss) contribution	$(15,162)	$(281)	$710	$8,853	$542
Total assets	$724,100	$783,344	$1,057,126	$1,098,009	$1,010,260
Intracompany funding expense included in net interest income	4,850	5,666	6,325	6,075	6,110
Core efficiency ratio*	111.8%	100.5%	97.8%	80.0%	97.9%
Interest rate lock commitments volume during the period
Direct-to-consumer
Purchase	$74,704	$248,723	$182,037	$153,664	$170,249
Refinance	21,052	$319,369	$614,863	$931,516	$743,914
Total direct-to-consumer	$95,756	$568,092	$796,900	$1,085,180	$914,163
Retail:
Purchase	$513,309	$497,937	$450,878	$528,700	$572,327
Refinance	91,805	243,078	236,804	398,023	288,043
Total retail	$605,114	$741,015	$687,682	$926,723	$860,370
Total interest rate lock commitments volume	$700,870	$1,309,107	$1,484,582	$2,011,903	$1,774,533
Interest rate lock commitments pipeline (period end)
Direct-to-consumer	$11,249	$210,167	$272,401	$396,965	$446,691
Retail	281,467	331,393	214,995	341,237	340,568
Total	$292,716	$541,560	$487,396	$738,202	$787,259
Mortgage sales
Direct-to-consumer	$325,608	$650,740	$765,535	$809,888	$922,910
Retail	544,080	633,742	647,066	726,009	758,599
Total	$869,688	$1,284,482	$1,412,601	$1,535,897	$1,681,509
Gains and fees from origination and sale of mortgage loans held for sale	$21,099	$29,397	$37,538	$39,210	$49,435
Net change in fair value of loans held for sale, derivatives, and other	(5,354)	(7,548)	(12,478)	1,002	(17,579)
Mortgage servicing income	7,966	7,429	7,632	7,539	6,788
Change in fair value of mortgage servicing rights, net of hedging	(1,152)	253	(1,342)	(2,367)	(3,145)
Total mortgage banking income	$22,559	$29,531	$31,350	$45,384	$35,499
Mortgage sale margin(a)	2.43%	2.29%	2.66%	2.55%	2.94%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
As of or for the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2022				2021
	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,479,424	17%	$1,380,600	17%	$1,290,565	17%	$1,252,425	17%	$1,238,940	17%
Construction	1,575,331	18%	1,468,811	19%	1,327,659	17%	1,190,623	16%	1,145,165	16%
Residential real estate:
1-to-4 family mortgage	1,457,452	17%	1,346,349	17%	1,270,467	17%	1,175,155	16%	1,126,623	16%
Residential line of credit	425,485	5%	392,740	5%	383,039	5%	392,440	5%	401,343	6%
Multi-family mortgage	391,970	5%	400,501	5%	326,551	4%	324,662	5%	363,600	5%
Commercial real estate:
Owner occupied	1,053,872	12%	978,436	12%	951,582	13%	938,241	13%	923,605	13%
Non-owner occupied	1,885,122	22%	1,706,546	21%	1,730,165	23%	1,695,573	23%	1,675,214	23%
Consumer and other	355,681	4%	330,993	4%	324,634	4%	325,555	5%	324,464	4%
Total loans HFI	$8,624,337	100%	$8,004,976	100%	$7,604,662	100%	$7,294,674	100%	$7,198,954	100%
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$120,049		$125,559		$139,446		$144,663		$157,954
Charge-offs	(2,388)		(579)		(3,225)		(2,614)		(859)
Recoveries	430		1,198		984		229		453
Provision for credit losses	8,181		(6,129)		(11,646)		(2,832)		(12,885)
Allowance for credit losses at the end of the period	$126,272		$120,049		$125,559		$139,446		$144,663
Allowance for credit losses as a percentage of total loans HFI	1.46%		1.50%		1.65%		1.91%		2.01%
Allowance for credit losses on unfunded commitments	$20,399		$16,262		$14,380		$13,503		$13,202
Charge-offs
Commercial and Industrial	$(1,751)		$(4)		$(1,224)		$(2,175)		$(360)
Construction	—		—		—		(1)		—
Residential real estate:
1-to-4 family mortgage	(23)		—		(5)		—		(16)
Residential line of credit	—		—		—		—		(3)
Multi-family mortgage	—		—		(1)		—		—
Commercial real estate:
Non-owner occupied	—		—		(1,566)		—		—
Consumer and other	(614)		(575)		(429)		(438)		(480)
Total charge-offs	(2,388)		(579)		(3,225)		(2,614)		(859)
Recoveries
Commercial and Industrial	26		958		626		19		87
Construction	11		—		—		3		—
Residential real estate:
1-to-4 family mortgage	14		12		27		33		41
Residential line of credit	16		1		99		1		9
Commercial real estate:
Owner occupied	15		10		13		4		126
Consumer and other	348		217		219		169		190
Total recoveries	430		1,198		984		229		453
Net(charge-offs) recoveries	$(1,958)		$619		$(2,241)		$(2,385)		$(406)
Net charge-offs (recoveries) as a percentage of average total loans	0.09%		(0.03)%		0.12%		0.13%		0.02%

FB Financial Corporation	13

Loan Portfolio and Asset Quality (continued)
As of or for the Quarter Ended
(Unaudited)
(In Thousands, Except %)

	2022		2021
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$14,585	$12,873	$11,735	$8,901	$9,098
Nonaccrual	29,535	27,826	35,568	34,126	50,429
Total nonperforming loans held for investment	44,120	40,699	47,303	43,027	59,527
Commercial loans held for sale	1,459	5,087	5,217	5,625	5,844
Other real estate owned:
Foreclosed	6,418	6,692	6,429	6,514	6,488
Excess land and facilities	2,980	3,029	3,348	3,501	5,498
Other assets	527	453	686	347	816
Total nonperforming assets	$55,504	$55,960	$62,983	$59,014	$78,173
Total nonperforming loans as a percentage of loans held for investment	0.51%	0.51%	0.62%	0.59%	0.83%
Total nonperforming assets as a percentage of total assets	0.46%	0.44%	0.50%	0.50%	0.66%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.12%	0.10%	0.09%	0.08%	0.08%
Loans restructured as troubled debt restructurings	$17,054	$20,601	$32,435	$29,645	$42,678
Troubled debt restructurings as a percentage of loans held for investment	0.20%	0.26%	0.43%	0.41%	0.59%
(a) Includes PPP loan balances of $1,289, $2,062, $3,990, $9,415, and $57,406 as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021,respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $4,003, $5,741, $4,000, $3,000, and $3,500 as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2022	December 31, 2021

Total Common Shareholders' Equity	$1,319,852	$1,432,602
Less:
Goodwill	242,561	242,561
Other intangibles	14,515	16,953
Tangible Common Equity	$1,062,776	$1,173,088

Total Assets	$12,193,862	$12,597,686
Less:
Goodwill	242,561	242,561
Other intangibles	14,515	16,953
Tangible Assets	$11,936,786	$12,338,172

Preliminary Total Risk-Weighted Assets	$10,701,808	$9,904,606

Total Common Equity to Total Assets	10.8%	11.4%
Tangible Common Equity to Tangible Assets*	8.90%	9.51%

	June 30, 2022	December 31, 2021
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,227,361	$1,221,874
Tier 1 Capital	1,257,361	1,251,874
Total Capital	1,458,777	1,434,581

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.5%	12.3%
Tier 1 Risk-Based	11.7%	12.6%
Total Risk-Based	13.6%	14.5%
Tier 1 Leverage	10.2%	10.5%
(a) Reflects CECL transition relief of $30,676 and $40,901 add-back for the period ending June 30, 2022 and December 31, 2021, respectively, and $35,078 and $46,771 disallowed from add-back to Tier 2 capital for the period ended June 30, 2022 and December 31, 2021, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	15

Investment Portfolio
(Unaudited)
(In Thousands, Except %)

	2022				2021
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available-for-sale debt securities
U.S. government agency securities	$42,059	3%	$38,882	2%	$33,870	2%	$10,571	1%	$8,255	1%
Mortgage-backed securities - residential	1,164,932	72%	1,232,256	73%	1,269,372	76%	1,210,503	77%	1,035,003	73%
Mortgage-backed securities - commercial	20,668	1%	14,307	1%	15,250	1%	15,712	1%	15,161	1%
Municipals, tax exempt	273,164	17%	310,138	18%	338,610	20%	327,239	21%	332,883	24%
Treasury securities	109,793	7%	80,173	5%	14,908	1%	6,006	—%	10,534	1%
Corporate securities	7,625	—%	7,769	1%	6,515	—%	2,527	—%	2,536	—%
Total available-for-sale debt securities	1,618,241	100%	1,683,525	100%	1,678,525	100%	1,572,558	100%	1,404,372	100%
Equity securities	3,103	—%	3,213	—%	3,367	—%	4,779	—%	4,803	—%
Total securities	$1,621,344	100%	$1,686,738	100%	$1,681,892	100%	$1,577,337	100%	$1,409,175	100%
Securities to total assets	13.3%		13.3%		13.4%		13.4%		11.8%
Unrealized (loss) gain on available-for-sale debt securities	$(167,510)		$(100,933)		$4,727		$14,374		$22,321

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022		2021
Adjusted net income	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income before income taxes	$26,070	$44,549	$62,841	$55,006	$56,742
Plus mortgage restructuring and offering expenses	12,458	—	—	—	605
Less other non-operating items(1)	(2,010)	(174)	8,499	1,235	2,151
Adjusted pre-tax net income	40,538	44,723	54,342	53,771	55,196
Adjusted income tax expense(2)	10,487	9,358	11,791	11,072	12,879
Adjusted net income	$30,051	$35,365	$42,551	$42,699	$42,317
Weighted average common shares outstanding - fully diluted	47,211,650	47,723,902	47,896,715	48,007,147	47,993,773
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.41	$0.74	$1.02	$0.94	$0.90
Plus mortgage restructuring and offering expenses	0.27	—	—	—	0.01
Less other non-operating items	(0.04)	—	0.18	0.02	0.04
Less tax effect	0.08	—	(0.05)	0.03	(0.01)
Adjusted diluted earnings per common share	$0.64	$0.74	$0.89	$0.89	$0.88
(1) 2Q22 includes a $2,010 loss from change in fair value of commercial loans held for sale acquired from Franklin; 1Q22 includes a $174 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q21 includes $9,921 gain from change in fair value of commercial loans held for sale acquired from Franklin and $1,422 related to certain nonrecurring charitable contributions; 3Q21 includes a $740 gain from change in fair value of commercial loans held for sale acquired from Franklin, a $1,510 loss on swap, and a gain of $2,005 from sales other real estate owned; 2Q21 includes a $1,364 gain from change in fair value of commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

	2022		2021
Adjusted pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income before income taxes	$26,070	$44,549	$62,841	$55,006	$56,742
Plus provisions for credit losses	12,318	(4,247)	(10,769)	(2,531)	(13,839)
Pre-tax pre-provision earnings	38,388	40,302	52,072	52,475	42,903
Plus mortgage restructuring and offering expenses	12,458	—	—	—	605
Less other non-operating items	(2,010)	(174)	8,499	1,235	2,151
Adjusted pre-tax pre-provision earnings	$52,856	$40,476	$43,573	$51,240	$41,357

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	YTD 2022	2021	2020	2019	2018
Income before income taxes	$70,619	$243,051	$82,461	$109,539	$105,854
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	66,136	—	—
Less other non-operating items(1)	(2,184)	11,032	(4,400)	—	—
Adjusted pre-tax net income	85,261	232,624	187,876	116,919	108,119
Adjusted income tax expense(2)	19,846	51,553	45,944	27,648	26,034
Adjusted net income	$65,415	$181,071	$141,932	$89,271	$82,085
Weighted average common shares outstanding - fully diluted	47,466,291	47,955,880	38,099,744	31,402,897	31,314,981
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.15	$3.97	$1.67	$2.65	$2.55
Plus mortgage restructuring, offering, and merger and conversion expenses	0.26	0.01	0.92	0.24	0.07
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	1.74	—	—
Less other non-operating items	(0.05)	0.22	(0.11)	—	—
Less tax effect	0.08	(0.02)	0.71	0.06	0.01
Adjusted diluted earnings per common share	$1.38	$3.78	$3.73	$2.83	$2.61
(1) YTD2022 includes a $2,184 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2021 includes a $11,172 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned, a $787 gain from lease terminations and $1,422 related to certain nonrecurring charitable contributions; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2022	2021	2020	2019	2018
Income before income taxes	$70,619	$243,051	$82,461	$109,539	$105,854
Plus provisions for credit losses	8,071	(40,993)	107,967	7,053	5,398
Pre-tax pre-provision earnings	78,690	202,058	190,428	116,592	111,252
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Less other non-operating items	(2,184)	11,032	(4,400)	—	—
Adjusted pre-tax pre-provision earnings	$93,332	$191,631	$229,707	$123,972	$113,517

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
As of or for the Period Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022		2021
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$96,997	$89,272	$90,902	$95,007	$92,960
Less mortgage restructuring expenses	12,458	—	—	—	—
Less offering expenses	—	—	—	—	605
Less gain on lease terminations	—	—	—	—	(787)
Less certain charitable contributions	—	—	1,422	—	—
Core noninterest expense	$84,539	$89,272	$89,480	$95,007	$93,142
Net interest income (tax-equivalent basis)	$102,926	$88,932	$90,537	$89,230	$87,321
Total noninterest income	33,214	41,392	53,219	59,006	49,300
Less (loss) gain on change in fair value on commercial loans held for sale	(2,010)	(174)	9,921	740	1,364
Less loss on swap cancellation	—	—	—	(1,510)	—
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(8)	(434)	187	2,182	(27)
Less (loss) gain from securities, net	(109)	(152)	46	51	144
Core noninterest income	35,341	42,152	43,065	57,543	47,819
Core revenue	$138,267	$131,084	$133,602	$146,773	$135,140
Efficiency ratio (GAAP)(a)	71.6%	68.9%	63.6%	64.4%	68.4%
Core efficiency ratio (tax-equivalent basis)	61.1%	68.1%	67.0%	64.7%	68.9%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2022		2021
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core noninterest expense	$84,539	$89,272	$89,480	$95,007	$93,142
Less Mortgage segment core noninterest expense	25,219	29,688	30,798	36,230	34,766
Banking segment core noninterest expense	$59,320	$59,584	$58,682	$58,777	$58,376
Banking segment net interest income (tax-equivalent basis)	$102,926	$88,934	$90,398	$89,330	$87,311
Core noninterest income	35,341	42,152	43,065	57,543	47,819
Less Mortgage segment core noninterest income	22,559	29,531	31,350	45,384	35,499
Banking segment core noninterest income	12,782	12,621	11,715	12,159	12,320
Core revenue	138,267	131,084	133,602	146,773	135,140
Less Mortgage segment core total revenue	22,559	29,529	31,489	45,284	35,509
Banking segment core total revenue	$115,708	$101,555	$102,113	$101,489	$99,631
Banking segment core efficiency ratio (tax-equivalent basis)	51.3%	58.7%	57.5%	57.9%	58.6%

Mortgage segment core efficiency ratio (tax-equivalent)
Mortgage segment noninterest expense	$37,677	$29,688	$30,798	$36,230	$34,766
Less mortgage restructuring expense	12,458	—	—	—	—
Mortgage segment core noninterest expense	$25,219	$29,688	$30,798	$36,230	$34,766
Mortgage segment net interest income	—	(2)	139	(100)	10
Mortgage segment noninterest income	22,515	29,409	31,369	45,183	35,298
Less (loss) gain on sales or write-downs of other real estate owned	(44)	(122)	19	(201)	(201)
Mortgage segment core noninterest income	22,559	29,531	31,350	45,384	35,499
Mortgage segment core total revenue	$22,559	$29,529	$31,489	$45,284	$35,509
Mortgage segment core efficiency ratio (tax-equivalent basis)	111.8%	100.5%	97.8%	80.0%	97.9%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022		2021
Adjusted Banking segment pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment pre-tax net contribution	$41,232	$44,830	$62,131	$46,153	$56,200
Plus provisions for credit losses	12,318	(4,247)	(10,769)	(2,531)	(13,839)
Banking segment pre-tax pre-provision earnings	53,550	40,583	51,362	43,622	42,361
Plus offering expenses	—	—	—	—	605
Less other non-operating items	(2,010)	(174)	8,499	1,235	2,151
Adjusted Banking segment pre-tax pre-provision earnings	$55,560	$40,757	$42,863	$42,387	$40,815

	2022		2021
Adjusted Mortgage (loss) contribution	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage pre-tax net (loss) contribution	$(15,162)	$(281)	$710	$8,853	$542
Plus mortgage restructuring expense	12,458	—	—	—	—
Adjusted Mortgage pre-tax net (loss) contribution	$(2,704)	$(281)	$710	$8,853	$542
Pre-tax pre-provision earnings	$38,388	$40,302	$52,072	$52,475	$42,903
Mortgage pre-tax pre-provision net contribution to total pre-tax pre-provision earnings	N/A	N/A	1.36%	16.9%	1.26%
Adjusted pre-tax pre-provision earnings	$52,856	$40,476	$43,573	$51,240	$41,357
Adjusted Mortgage pre-tax pre-provision net contribution to total adjusted pre-tax pre-provision earnings	N/A	N/A	1.63%	17.3%	1.31%

	2022		2021
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible assets
Total assets	$12,193,862	$12,674,191	$12,597,686	$11,810,290	$11,918,367
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	14,515	15,709	16,953	18,248	19,592
Tangible assets	$11,936,786	$12,415,921	$12,338,172	$11,549,481	$11,656,214
Tangible common equity
Total common shareholders' equity	$1,319,852	$1,379,776	$1,432,602	$1,400,913	$1,371,721
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	14,515	15,709	16,953	18,248	19,592
Tangible common equity	$1,062,776	$1,121,506	$1,173,088	$1,140,104	$1,109,568
Less accumulated other comprehensive (loss) income, net	(120,495)	(71,544)	5,858	12,637	18,405
Adjusted tangible common equity	$1,183,271	$1,193,050	$1,167,230	$1,127,467	$1,091,163
Common shares outstanding	46,881,896	47,487,874	47,549,241	47,707,634	47,360,950
Book value per common share	$28.15	$29.06	$30.13	$29.36	$28.96
Tangible book value per common share	$22.67	$23.62	$24.67	$23.90	$23.43
Adjusted tangible book value per common share	$25.24	$25.12	$24.55	$23.63	$23.04
Total common shareholders' equity to total assets	10.8%	10.9%	11.4%	11.9%	11.5%
Tangible common equity to tangible assets	8.90%	9.03%	9.51%	9.87%	9.52%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022		2021
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average common shareholders' equity	$1,352,701	$1,415,985	$1,411,987	$1,389,201	$1,339,938
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	15,144	16,376	17,580	18,950	20,253
Average tangible common equity	$1,094,996	$1,157,048	$1,151,846	$1,127,690	$1,077,124
Net income	$19,345	$35,236	$48,827	$45,290	$43,294
Return on average common equity	5.74%	10.1%	13.7%	12.9%	13.0%
Return on average tangible common equity	7.09%	12.4%	16.8%	15.9%	16.1%
Adjusted net income	$30,051	$35,365	$42,551	$42,699	$42,317
Adjusted return on average tangible common equity	11.0%	12.4%	14.7%	15.0%	15.8%
Adjusted pre-tax pre-provision earnings	$52,856	$40,476	$43,573	$51,240	$41,357
Adjusted pre-tax pre-provision return on average tangible common equity	19.4%	14.2%	15.0%	18.0%	15.4%

Return on average tangible common equity	YTD 2022	2021	2020	2019	2018
Average common shareholders' equity	$1,384,269	$1,361,637	$966,336	$723,494	$629,922
Less average goodwill	242,561	242,561	199,104	160,587	137,190
Less average intangibles, net	15,757	19,606	22,659	17,236	12,815
Average tangible common equity	$1,125,951	$1,099,470	$744,573	$545,671	$479,917
Net income	$54,581	$190,285	$63,621	$83,814	$80,236
Return on average common equity	7.95%	14.0%	6.58%	11.6%	12.7%
Return on average tangible common equity	9.78%	17.3%	8.54%	15.4%	16.7%
Adjusted net income	$65,415	$181,071	$141,932	$89,271	$82,085
Adjusted return on average tangible common equity	11.7%	16.5%	19.1%	16.4%	17.1%
Adjusted pre-tax pre-provision earnings	$93,332	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average tangible common equity	16.7%	17.4%	30.9%	22.7%	23.7%

	2022		2021
Adjusted return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$19,345	$35,236	$48,827	$45,290	$43,294
Average assets	12,427,479	12,641,489	12,085,817	11,915,062	11,900,450
Average common equity	1,352,701	1,415,985	1,411,987	1,389,201	1,339,938
Return on average assets	0.62%	1.13%	1.60%	1.51%	1.46%
Return on average common equity	5.74%	10.1%	13.7%	12.9%	13.0%
Adjusted net income	$30,051	$35,365	$42,551	$42,699	$42,317
Adjusted return on average assets	0.97%	1.13%	1.40%	1.42%	1.43%
Adjusted return on average common equity	8.91%	10.1%	12.0%	12.2%	12.7%
Adjusted pre-tax pre-provision earnings	$52,856	$40,476	$43,573	$51,240	$41,357
Adjusted pre-tax pre-provision return on average assets	1.71%	1.30%	1.43%	1.71%	1.39%
Adjusted pre-tax pre-provision return on average common equity	15.7%	11.6%	12.2%	14.6%	12.4%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	YTD 2022	2021	2020	2019	2018
Net income	$54,581	$190,285	$63,621	$83,814	$80,236
Average assets	12,533,460	11,848,460	8,438,100	5,777,672	4,844,865
Average common equity	1,384,269	1,361,637	966,336	723,494	629,922
Return on average assets	0.88%	1.61%	0.75%	1.45%	1.66%
Return on average common equity	7.95%	14.0%	6.58%	11.6%	12.7%
Adjusted net income	$65,415	$181,071	$141,932	$89,271	$82,085
Adjusted return on average assets	1.05%	1.53%	1.68%	1.55%	1.69%
Adjusted return on average common equity	9.53%	13.3%	14.7%	12.3%	13.0%
Adjusted pre-tax pre-provision earnings	$93,332	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average assets	1.50%	1.62%	2.72%	2.15%	2.34%
Adjusted pre-tax pre-provision return on average common equity	13.6%	14.1%	23.8%	17.1%	18.0%

FB Financial Corporation	22